UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2006

URANIUMCORE COMPANY
(Name of small business in its charter)
Delaware	0-5186	13-2643655
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

595 Howe Street, Ste. 600, Vancouver , BC, Canada	V6C 2T5
(Address of principal executive offices)	(Zip Code)

Issuer's telephone number:   (604) 733-1568

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On November 21, 2006, the Board of Directors of the Corporation accepted the resignation of Chief Financial Officer Mark Lotz. Mr. Lotz tendered his resignation due to a conflict of interest in serving as an officer of a publicly traded company. There were no disagreements between Mr. Lotz and the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UraniumCore Company

By: /s/ Robert Lunde
President & Chairman

Date: November 22, 2006

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